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                                                                   EXHIBIT 10.89

                     SUNRISE ASSISTED LIVING HOLDINGS, L.P.
                     CLASS A LIMITED PARTNER UNIT AGREEMENT

        This Class A Limited Partner Unit Agreement (this "Agreement") is entered into between Sunrise Assisted Living Holdings, L.P., a Delaware limited partnership (the "Partnership"), and ___________________ ("Participant") pursuant to the allocation of Class A Limited Partner Points to Participant as of September 24, 2001 (the "Date of Grant") under the Limited Partnership Agreement of the Partnership, dated as of September 24, 2001 (the "Partnership Agreement"), attached hereto as Exhibit A. In consideration of the mutual promises and covenants made herein and the terms and conditions of the Partnership Agreement, which is wholly incorporated herein by reference, the parties hereby agree as follows:

        1. Definitions. Except as is expressly provided herein, all terms defined within the Partnership Agreement shall have the same meaning herein.

                (a) "Cause" shall mean with respect to any individual: (i) the conviction of the individual of, or the entry of a plea of guilty or nolo contendere by the individual to, (A) any felony, or (B) any crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement by the individual; (iii) the individual's unsatisfactory performance of his assigned duties for the Employer, which continues after (A) the individual has received written notice of his unsatisfactory performance, and (B) the individual has had a reasonable opportunity to cure such unsatisfactory performance; (iv) the individual's willful failure to abide by any lawful directive of the Employer; (v) the individual's breach of any fiduciary obligation to the Employer; (vi) any act or omission by the individual that has an adverse impact on the reputation for honesty and fair dealing of the Employer (and, if different from the Employer, the Partnership); (vii) any material breach by the individual of any published policy of the Employer (and, if different from the Employer, the Partnership); or (viii) the breach by the individual of any material term of an agreement pursuant to which he provides services to the Employer.

                (b)     "Committee" means the General Partner.

                (c) "Disability" means a physical or mental condition of an individual that, (i) in the judgment of the Committee, permanently prevents such individual from being able to continue to serve actively in a capacity comparable to that in which the individual served prior to the disability, or
(ii) causes the individual to become eligible for long-term disability benefits under any long-term disability insurance plan then in effect with the Employer.

                (d) "Employer" means the Partnership, the Subsidiary Entities, the Operating Companies, Sunrise or any Affiliate thereof that employs the Participant or for which the Participant serves as a director.

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                (e)     "Fair Market Value" means, on any given date, the
current fair market value of the Points as determined by the Committee using a reasonable method in good faith.

                (f) "Points" means the Class A Limited Partner Points allocated to Participant pursuant to Section 2.9 of the Partnership Agreement.

                (g) "Termination of Employment" means with respect to an individual, the last to occur of the date the individual ceases to be (i) employed by the Employer or (ii) a member of the board of directors of the Employer.

                (h) "Unvested Points" means Points that are subject to forfeiture pursuant to the terms of this Agreement.

                (i) "Vested Points" means Points that are not subject to forfeiture pursuant to the terms of this Agreement.

        2. Total Points Awarded and Purchase Price. Pursuant to the Partnership Agreement, Participant holds Sixty-six and two-thirds (66 2/3) Points in exchange for $282.

        3. Vesting. Seventy five percent (75%) of the Points shall be Vested Points as of the Date of Grant and the remaining twenty-five percent (25%) of the Points shall become Vested Points as of July 30, 2002, provided that Participant has not incurred a Termination of Employment prior to July 30, 2002. The Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed to be Termination(s) of Employment.

                (a) In the event of a Change of Control of Sunrise or the exercise of the Purchase Option, Participant shall vest in the Points as of the day before the above-described event and no portion of the Points shall be Unvested Points.

                (b) In the event of a Termination of Employment on account of death, Participant shall immediately vest in the Points and no portion of the Points shall be Unvested Points.

                (c) In the event of a Termination of Employment on account of Disability, Participant shall immediately vest in the amount of Points in which Participant would vest if Participant was continuously employed by the Employer for the year following the termination. After application of the preceding sentence, all Unvested Points shall immediately and without notice be forfeited and Participant shall have no rights with respect to such Unvested Points.

                (d) In the event Participant voluntarily incurs a Termination of Employment or is terminated by the Employer with or without Cause, all Unvested Points shall immediately and without notice be forfeited and Participant shall have no rights with respect to such Unvested Points.


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        4.      Limited Partner Rights. The Participant shall have all rights of a Class A Limited Partner of the Partnership with respect to Vested and Unvested Points, except that (i) upon request by the Committee, the Participant will deliver to the Partnership a power of attorney, endorsed in blank, with respect to Unvested Points, and (ii) in the event that the Participant forfeits Unvested Points, the Participant shall also forfeit any distributions relating to such Points that are held by the Partnership in the Segregated Reserve Account in accordance with Section 8.4 of the Partnership Agreement.

        5. Repurchase upon Termination of Employment. If the Participant incurs a Termination of Employment for any reason, within ninety (90) days of the Termination of Employment the Partnership may elect to purchase as hereinafter provided any or all of the Vested Points by giving written notice thereof to the Participant. Failure of the Partnership to elect to purchase the Points under this section shall not affect its rights (or the rights of any other party) to purchase the same Points under any other section of this Agreement or the Partnership Agreement.

                (a) In the event that the Participant's termination is with Cause, the exercise price of the Partnership's right of purchase shall be the lower of the original purchase price paid by the Participant for the Vested Points or the Fair Market Value of the Vested Points as of the Participant's Termination of Employment. In the event that the Participant's termination is without Cause or is by reason of death or Disability, or is a voluntary termination by the Participant, the exercise price for the Partnership's right of purchase shall be the Fair Market Value of the Vested Points as of the Termination of Employment.

                (b) The Partnership shall pay the purchase price of the Vested Points in cash or by certified or bank checks. However, if the Partnership shall, in the opinion of the Committee, be unable or believes it to be undesirable to pay in cash the full purchase price of the Vested Points, the Partnership may pay all or a portion of the purchase price in such installment amounts and dates and bearing such interest as is determined by the Committee.

                (c) The closing of the purchase of Vested Points by the Partnership shall be on a date mutually agreeable to the Participant and the Committee within sixty (60) days from the date of receipt of the Partnership's notice of intent to purchase the Points.

                (d) All notices and elections hereunder shall be in writing and shall be delivered or sent by registered or certified mail, postage prepaid. If notice is to be given to the Partnership, such notice shall be delivered or mailed to the General Partner. If notice is to be given to the Participant, such notice shall be delivered or mailed to his or her most recent address as listed in the books and records of the Partnership. All notices shall be treated as received on the earlier of the date of delivery or the fifth business day after being deposited postage pre-paid in the United States mails.

        6. Repurchase upon a Transfer by Operation of Law. In the event that the Participant (i) files a voluntary petition under any bankruptcy or insolvency law or a


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petition for the appointment of a receiver or makes an assignment for the benefit of creditors, or (ii) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to his Points and such involuntary petition or assignment or attachment is not discharged within sixty (60) days after its date, or (iii) is subject to a transfer of his Points by operation of law, the Partnership shall have the right to elect to purchase any or all of the Points which are owned by the Participant or his transferee for Fair Market Value determined as of the date of the petition under bankruptcy or other insolvency law, the appointment of a receiver, the assignment for benefit of creditors, or the transfer by operation of law. Failure of the Partnership to elect to purchase the Points under this section shall not affect its right (or the rights of any other party) to purchase the same Points under any other section of this Agreement or under the Partnership Agreement.

        7. Nontransferability. The Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of (collectively referred to as "Transfer") Unvested Points. No right or interest of the Participant in Points, whether vested or unvested, shall be liable for, or subject to, any lien, obligation, or liability of such Participant. The Participant's right to Transfer Vested Points shall be as is set forth in the Partnership Agreement.

        8. Disposition of Unvested Points in Violation of this Agreement. If any Transfer of Unvested Points is made or attempted, such Transfer shall be null and void and of no force and effect. In addition to any other legal or equitable remedies which it may have, the Partnership may enforce its rights by action for specific performance (to the extent permitted by law), and the Partnership may refuse to recognize any transferee as a Class A Limited Partner for any purpose, including without limitation for purposes of voting rights, until compliance with all applicable provisions of this Agreement and the Partnership Agreement have occurred.

        9. Heirs, Representatives, Successors and Assigns. Except as provided in this Agreement, this Agreement shall be binding upon the Partnership and the Participant and their heirs, representatives, successors and assigns.

        10. Participant Representations. Participant represents and warrants to the Partnership that Participant is acquiring all of the Points for Participant's own account for investment and not with a view to or for sale in connection with any distribution of the Points. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Points by the Participant shall be made only pursuant to a specific exemption from the registration requirements of the Securities Act of 1933, as amended, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such Points, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Partnership, as to the application of such exemption thereto.

        11. Effect on Employment and Service. Neither the terms of this Agreement nor any documents describing or referring to this Agreement (or any part thereof) shall confer upon Participant any right to continue in the employ or service as a director of the


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Employer or in any way affect any right and power of the Employer to terminate the employment or service as a director of Participant at any time with or without assigning a reason therefor.

        12. Administration. This Agreement shall be administered by the Committee. The Committee may, in its sole discretion, accelerate the time at which Points may become transferable or nonforfeitable. The Committee may modify the Agreement provided that no modification shall, without the Participant's consent, adversely affect any rights of the Participant. The Committee shall have complete authority to interpret all provisions of this Agreement; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Agreement; to determine Fair Market Value for any purpose of this Agreement, provided that the Committee uses a reasonable method and acts in good faith, except as is otherwise expressly provided in the Agreement or the Partnership Agreement; and to make all other determinations necessary or advisable for the administration of this Agreement. The express grant in this Agreement or the Partnership Agreement of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Management Committee. Any decision made, or action taken, by the Committee or the Management Committee or in connection with the administration of this Agreement shall be final and conclusive on all persons having an interest in the Agreement. No member of the Committee or the Management Committee shall be liable for any act done in good faith with respect to this Agreement. To the extent not prohibited by law or the Partnership Agreement, the Committee, in its sole discretion, may delegate to one or more employees of the Partnership all or part of the Committee's authority and duties with respect to administration of this Agreement.

        13. Withholding. The Partnership shall have the right to deduct or withhold from any payment owed to the Participant any amount that is necessary in order to satisfy any withholding requirement that the Partnership in good faith believes is imposed upon it in connection with Federal, state, or local taxes as a result of the issuance of, or lapse of restrictions on, Points, or otherwise require the Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit the Participant to (i) have Points otherwise issuable withheld to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (ii) tender back to the Partnership Points received to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income, (iii) deliver to the Partnership previously acquired Points, (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant, or (v) pay the Partnership in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Partnership with respect to the Points.

        14. Rules of Construction. Headings are given to the sections of this Agreement solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.


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        15.     Choice of Law. This Agreement and all agreements entered into shall be interpreted under the law of the state of Delaware.

        16. Amendment. No amendment shall, without the Participant's consent, adversely affect any rights of such Participant under any award of Points outstanding at the time such amendment is made.

        17. Acceptance of Agreement. The Points are subject to all of the applicable terms and provisions of the Partnership Agreement and this Agreement. The terms and provisions of the Partnership Agreement are incorporated by reference herein. Participant accepts and agrees to be bound by all the terms and conditions hereof.

        18. Notice. Any notice, request, consent or other communication to be given under this Agreement to the Participant shall be in writing and may either be delivered personally, sent by overnight courier or mailed, by registered or certified mail, return receipt requested to
_______________________________.

        19. Power of Attorney. The Participant hereby irrevocably constitutes and appoints Sunrise Assisted Living Investments, Inc., the general partner of the Partnership (the "General Partner") as its true and lawful agent and attorney-in-fact with full power of substitution, and with power to act in its name and on its behalf, to make, execute and deliver, swear to, acknowledge, file and record (1) the Partnership Agreement, (2) any amendment or supplement to or restatement of the Partnership Agreement, provided that such amendment, supplement or restatement shall not adversely affect any rights of the Participant under any award of Points outstanding at the time such amendment, supplement or restatement is made, and (3) such other certificates or instruments as may be required, or as the General Partner may deem necessary or advisable, in each case having the power to execute such instruments on the Participant's behalf. The power of attorney granted herein is a special power of attorney coupled with an interest and is irrevocable.





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        Executed as of the ___th day of __________________, 2001.



                     Sunrise Assisted Living Holdings, L.P.


                      By: Sunrise Assisted Living Investments, Inc., its General Partner



                             By:
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                               Name:
                              Title:




                      Participant:




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